UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2010

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On December 17, 2010, Arthur L. Buser, Jr. resigned from his position as President, Chief Executive Officer and director of Sunstone Hotel Investors, Inc. (the “Company”). Mr. Buser was employed by the Company pursuant to an employment agreement, dated as of June 19, 2008 (the “Employment Agreement”), as amended, which was filed with the Securities and Exchange Commission on August 5, 2008 as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q and amendment no. 1 to the Employment Agreement which was filed with Securities and Exchange Commission on May 7, 2009 as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q. Pursuant to the terms of the Separation Agreement and General Release of All Claims, dated December 17, 2010 (the “Separation Agreement”), by and between Mr. Buser, the Company and Sunstone Hotel Partnership, LLC, a copy of which is filed as Exhibit 99.2 herewith, the Employment Agreement has been terminated as of December 17, 2010, except as preserved in the Separation Agreement.

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As described above, on December 17, 2010, Mr. Buser resigned from his position as President, Chief Executive Officer and director of the Company.

Item 7.01 REGULATION FD DISCLOSURE

On December 17, 2010, the Company issued a press release announcing the restructuring of its senior leadership, a copy of which is furnished as Exhibit 99.1 herewith.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are either filed or furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1*	Press Release dated December 17, 2010.

99.2**	Separation Agreement and General Release of All Claims, dated December 17, 2010, by and between Arthur L. Buser, Jr., Sunstone Hotel Investors, Inc. and Sunstone Hotel Partnership, LLC.

*	Furnished herewith.
**	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: December 17, 2010	By:	/s/ Kenneth E. Cruse
Kenneth E. Cruse President and Chief Financial Officer